UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2003

Magnum Hunter Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-12508 (Commission File Number)	87-0462881 (IRS Employer Identification No.)

600 East Las Colinas Blvd.,
Suite 1100
Irving, Texas 75039
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 401-0752

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On December 10, 2003, Magnum Hunter Resources, Inc. (the “Magnum Hunter”) issued a press release announcing that it is seeking to raise, subject to market and other conditions, approximately $100 million through a private offering of senior unsecured convertible notes (the “notes”). Magnum Hunter may raise up to an additional $25 million if the initial purchasers exercise their right to acquire additional notes in connection with the offering.

     The foregoing is qualified by reference to Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c) Exhibits.

     99.1 Press Release of Magnum Hunter Resources, Inc. dated December 10, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES, INC

By:	/s/ Chris Tong Chris Tong Sr. Vice President and CFO

Date: December 10, 2003

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of Magnum Hunter Resources, Inc. dated December 10, 2003.